UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2024

Gamida Cell Ltd.

(Exact name of registrant as specified in its Charter)

Israel	001-38716	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 Huntington Avenue, 7th Floor, Boston, MA	02116
(Address of principal executive offices)	(Zip Code)

(617) 892-9080

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, NIS 0.01 par value	GMDA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03 Bankruptcy or Receivership.

On April 22, 2024, Abigail Jenkins, solely in her capacity as a duly authorized foreign representative (the “Foreign Representative”) of Gamida Cell Ltd. (the “Debtor”) filed a petition for recognition for relief under Chapter 15 of Title 11 (“Chapter 15”) of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “US Court”). The Foreign Representative seeks recognition of the Debtor’s debt arrangement proceeding commenced under Israel’s Bankruptcy and Economic Rehabilitation Law, 5778-2018 and Economic Rehabilitation Regulations, 5779-2019 pending before the District Court in Beersheba (the “Israeli Court”), Case No. 63461-03-24, as (i) a foreign main proceeding or, (ii) in the alternative, a foreign nonmain proceeding. The Foreign Representative additionally seeks recognition and enforcement of the Israeli Court’s order approving the debt arrangement in Israel. The case is pending in the US Court under Case No. 24-10847.

Additional information about the Chapter 15 case, including access to the US Court documents, is available online at https://cases.ra.kroll.com/Gamida15, a website administered by Kroll, a third-party bankruptcy claims and noticing agent. The information on Kroll’s website is not incorporated by reference into, and does not constitute part of, this Current Report on Form 8-K.

Cautionary Note Regarding Forward-Looking Statements

The Company cautions that trading in its ordinary shares during the pendency of the Chapter 15 case is highly speculative and poses substantial risks. Trading prices for the ordinary shares may bear little or no relationship to the actual recovery, if any, by holders of the ordinary shares in the Chapter 15 case. The Company expects that holders of the ordinary shares could experience a significant or complete loss on their investment, depending on the outcome of the Chapter 15 case.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMIDA CELL LTD.

April 22, 2024	By:	/s/ Josh Patterson
Josh Patterson
General Counsel & Chief Compliance Officer

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